Refill Acquisitions	12 Months Ended
Dec. 31, 2010
Refill Acquisitions [Abstract]
Refill Acquisitions
12. Refill Acquisition

On November 10, 2010, we acquired certain assets of the Refill Business pursuant to an Asset Purchase Agreement dated June 1, 2010. The Refill Business provided us with an established platform to expand into the self-serve water refill business. The self-serve water refill business is complementary to our exchange business from both a product and operational perspective. The total purchase price for the Refill Business was approximately $109,095 (including the working capital adjustment), which was paid with $74,474 in proceeds from the IPO and $34,621 from the issuance of approximately 2,588 of our common shares valued at $13.38 per share. The Refill Acquisition has been accounted for as a business combination in accordance with the acquisition method.

Assets acquired and liabilities assumed in the business combination are recorded at fair value in accordance with ASC 805 based upon appraisals obtained from an unrelated third party valuation specialist. The purchase price exceeded the fair value of the net assets acquired resulting in goodwill of approximately $77,382. The identifiable intangible assets consist primarily of customer lists and will be amortized over 15 years. Operations of the acquired entity are included in the consolidated statement of operations from the acquisition date. Fees and expenses associated with the acquisition of the Refill Business were approximately $2,101. This amount was included in selling, general and administrative expenses for the year ended December 31, 2010.

The purchase price has been allocated to the assets and liabilities as follows:

Aggregate purchase price:
Cash consideration	$74,474
Common stock issued	34,621
Purchase price	$109,095
Purchase price allocation:
Net assets acquired
Net current assets	$3,728
Property and equipment	19,054
Identifiable intangible assets	10,300
Goodwill	77,382
Liabilities assumed	(1,369)
Aggregate purchase price	$109,095

The amounts of net sales and earnings of the Refill Business included in the Company's consolidated income statement from the acquisition date to the year ending December 31, 2010, are as follows:

Net Sales	$3,418
Net income from continuing operations	$814

The unaudited pro forma revenue and earnings for the years ended December 31, 2009 and 2010 presented below is based upon the purchase price allocation and does not reflect any anticipated operating efficiencies or cost savings from the integration of the Refill Business into our business. Pro forma adjustments have been made as if the acquisition had occurred as of January 1 of the period presented.

	Year Ended December 31,
	2009	2010
Net Sales	$72,988	$67,053
Net loss from continuing operations	$(1,417)	$(5,048)
Basic and diluted loss per common share:
Net loss attributable to common shareholders	$(0.07)	$(0.27)
Basic and diluted weighted average common shares outstanding	19,003	19,008

These amounts have been calculated after applying the Company's accounting policies and adjusting the results of the Refill Business to reflect the additional depreciation and amortization that would have been charged assuming the fair value adjustments to property and equipment and intangible assets had been as of January 1 of the period presented.